EXHIBIT 10.1

                         EIGHTEENTH AMENDMENT TO CREDIT
                                    AGREEMENT

         This EIGHTEENTH AMENDMENT to CREDIT AGREEMENT ("Amendment") is dated as of May 12, 2000 and is entered into by and between ATLANTIS PLASTICS, INC. ("Borrower"), Heller Financial, Inc., in its capacity as Agent for the Lenders party to the Credit Agreement described below ("Agent"), and the Lenders which are signatories hereto.

         WHEREAS, Agent, Lenders and Borrower are parties to a certain Credit Agreement dated February 23, 1993 (as such agreement has from time to time been amended, supplemented or otherwise modified, the "Agreement"); and

         WHEREAS, the parties desire to amend the Agreement as hereinafter set forth.

         NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Agreement.

         2. AMENDMENTS. Subject to the conditions set forth below, the Agreement is amended as follows:

                  (a) Subsection 1.1 is hereby amended by adding the following definition to subsection 1.1 in its appropriate place:

                  "Eighteenth Amendment Effective Date" means May 12, 2000."

                  (b) Subsection 2.1 (A) is amended by deleting the first paragraph of subsection 2.1 (A) in its entirety and inserting the following in lieu thereof:

                  "REVOLVING LOAN. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrower herein set forth, each Lender agrees to lend to Borrower from time to time during the period from the Eighteenth Amendment Effective Date to and excluding the Expiry Date, its Pro Rata Share of the Revolving Loan. The aggregate amount of all Revolving Loan Commitments shall be $25,000,000, as reduced from time to time pursuant to subsection 2.4. Amounts borrowed under this subsection 2.1(A) may be repaid and reborrowed at any time prior to the Expiry Date. No Lender shall have any obligation to make advances under this subsection 2.1(A) to the extent any requested advance would cause the principal balance of the Revolving Loans then outstanding to exceed the Maximum Revolving Loan Amount; provided that Lenders may, in their sole discretion, elect from time to time to make Loans in excess of the Maximum Revolving Loan Amount."

                  (c) Subsection 2.2(A) of the Credit Agreement is hereby amended by deleting the Pricing Table and inserting the following in lieu thereof:

                                            PRICING TABLE

             -------------------------- ------------------------- -------------------------------
              ADJUSTED TOTAL DEBT TO        BASE RATE MARGIN               LIBOR MARGIN
                    EBIDAT RATIO
             ------------------------------------------------------------------------------------
                                               Revolving                    Revolving
                                                 Loans                        Loans
             ------------------------------------------------------------------------------------
             Greater than 4.75x                        1.50%                       3.25%
             ------------------------------------------------------------------------------------
             Greater than 4.50 but
             less than or equal to                     1.25%                       3.00%
             4.75x
             ------------------------------------------------------------------------------------
             Greater than 4.00 but
             less than or equal to                     1.00%                       2.75%
             4.50x
             ------------------------------------------------------------------------------------
             Greater than 3.50 but
             less than or equal to                     0.75%                       2.50%
             4.00x
             ------------------------------------------------------------------------------------
             Equal to or less than
             3.50x                                     0.50%                       2.25%
             ------------------------------------------------------------------------------------


                  (d) Subsection 2.5 is amended by deleting the first sentence of subsection 2.5 in its entirety and inserting the following in lieu thereof:

                 "This Agreement shall be effective until November 12, 2000 (the "Termination Date"), and the Commitments shall terminate on said date.

                  (e) Subsection 6.1 is hereby amended by deleting the first sentence in subsection 6.1 in its entirety and inserting the following in lieu thereof:

                  "6.1 CAPITAL EXPENDITURE LIMITS. The aggregate amount of all Capital Expenditures of Borrower and the Subsidiary Guarantors (excluding expenditures funded by insurance proceeds) will not exceed the sum of $12,500,000 from May 22, 2000 through the Termination Date."

         3. COVENANTS. Notwithstanding the limitations of subsection 7.11, Borrowers may make payments of fees and compensation to Trivest, Inc. and its officers and subsidiaries, for May 12, 2000 through the Termination Date, so long as

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

such payments do not exceed 110% of the total amount paid from November 12, 1999 through May 12, 2000.

         4. CONDITIONS. The effectiveness of this Amendment is subject to the following conditions precedent (unless specifically waived in writing by Agent):

                  (a) Borrower shall have executed and delivered this Amendment, and such other documents and instruments as Agent may require shall have been executed and/or delivered to Agent;

                  (b) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel;

                  (c) No Default or Event of Default shall have occurred and be continuing;

                  (d) Borrower shall have paid Agent an amendment fee in the amount of $37,500.00; and

                  (e) Borrower shall deliver to Agent a Fourth Amended and Restated Revolving Note in the amount of $25,000,000.00.

         5. REPRESENTATIONS AND WARRANTIES. To induce Agent and Lenders to enter into this Amendment, Borrower represents and warrants to Agent and Lenders:

                  (a) that the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Borrower and that this Amendment has been duly executed and delivered by Borrower;

                  (b) that each of the representations and warranties set forth in Section 4 of the Agreement (other than those which, by their terms, specifically are made as of certain date prior to the date hereof) are true and correct in all material respects as of the date hereof; and

         6. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         7. REFERENCES. Any reference to the Agreement contained in any document, instrument or agreement executed in connection with the Agreement shall be deemed to be a reference to the Agreement as modified by this Amendment.

         8. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

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

         9. RATIFICATION. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

Heller Financial, Inc.,                      ATLANTIS PLASTICS, INC.
 as Agent and Lender                         Borrower

By:  _________________________               By:  _____________________________
Title:  ______________________               Title:  __________________________

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

                                 ACKNOWLEDGMENT

         Each of Atlantis Molded Plastics, Inc., Atlantis Plastic Injection Molding, Inc. (f/k/a Cyanede Plastics, Inc.), Atlantis Plastic Films, Inc. and Pierce Plastics, Inc. hereby acknowledges and consents to the terms of this Agreement and hereby affirms, ratifies and confirms all of the terms and provisions of such entity's Guaranty in favor of Agent and Lenders.

                                       ATLANTIS MOLDED PLASTICS, INC.


                                       By:
                                          ------------------------------------
                                       Name:  Paul Rudovsky
                                       Title:  Executive Vice President


                                       ATLANTIS PLASTIC INJECTION MOLDING, INC.


                                       By:
                                          ------------------------------------
                                       Name:  Paul Rudovsky
                                       Title:  Executive Vice President


                                       ATLANTIS PLASTIC FILMS, INC.


                                       By:
                                          ------------------------------------
                                       Name:  Paul Rudovsky
                                       Title:  Executive Vice President


                                       PIERCE PLASTICS, INC.


                                       By:
                                          ------------------------------------
                                       Name:  Paul Rudovsky
                                       Title:  Executive Vice President

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